UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934



Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

Mortgage Assistance Center Corporation
(Name of Registrant As Specified In Its Charter)

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[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with Preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WE ARE NOT ASKING YOU FOR A
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Mortgage Assistance Center Corporation
2614 Main St., Dallas, TX 75226
(214) 670-0005

INFORMATION STATEMENT AND NOTICE OF ACTIONS TAKEN
BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS



INTRODUCTION


This Information Statement is being mailed or furnished to the shareholders of Mortgage Assistance Center Corporation , a Florida corporation ("MACC" or "the Company"), in connection with the previous approval by unanimous written consent on September 28, 2006, of the Company's Board of Directors ("the Board") of the corporate actions referred to below and the subsequent adoption of such corporate actions by written consent on September 28, 2006 of holders entitled to vote a majority of the aggregate shares of common stock par value $0.001 per share (the "Common Stock") of the Company, entitled to vote with respect to those actions. Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the shareholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

     This Information Statement is first being mailed or furnished to the shareholders of the Company on or about October 16, 2006, and the approval by the shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

     The actions approved by the Company's directors and shareholders are: 1. The amendment of the Company's Articles of Incorporation to authorize the issuance of up to 4,000,000 shares of Preferred Stock ("the Amendment"); and 2. The adoption of the Company's 2006 Equity Incentive Plan ("the Plan").

     The proposed Amendment will be filed with the Florida Secretary of State and will be effective when filed. The anticipated filing date will be approximately (and no sooner than) 20 days after the mailing of this Information Statement to our shareholders. If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company's shareholders at a special shareholder's meeting convened for the specific purpose of approving the Amendment.

     The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 607.0704 of the Florida Business Corporation Act. This Section provides that the written consent of the holders of outstanding shares, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to Section 607.1003 of the Florida Business Corporation Act, a majority of the outstanding shares entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board voted to use the written consent of the majority shareholders of the Company.

     This Information Statement was first sent to the shareholders on or about October 16, 2006. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company entitled to vote with respect to the Amendment and the Plan was September 28, 2006, (the "Record Date").

OUTSTANDING VOTING STOCK OF THE COMPANY

     As of the Record Date, there were 12,725,720 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one
(1) vote on all matters submitted to the shareholders.

     On October 11, 2006, the market value per share of Common Stock was $1.01.


SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table shows, as of August 31, 2006, the shares of Common Stock beneficially owned by all of the persons who currently serve as the directors or officers of the Company or of Mortgage Assistance Corporation ("MAC"), the Company's wholly owned subsidiary, as well as the principal shareholders (greater than 5%) of the Company individually and, as to the directors and officers, as a group.

The number of shares beneficially owned by each person or entity is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person has the sole or shared voting power or investment power and also any shares which the person has the right to acquire as of a date within 60 days after the relevant date through the exercise of any stock option or other right.

                                                            Percent of Class
Name and address             Number of Shares              Beneficially Owned
----------------             ----------------              ------------------

Dale J. Hensel(1)                5,031,058                       39.53%

Dan Barnett(2)                   4,967,058                       39.03%

Michelle Taylor(2)               1,036,375                       8.14%

All Directors and
Officers as a Group             11,034,491                       86.7%

(1) Dale Hensel is our sole officer and director. He is a director and president of MAC, the wholly owned subsidiary of MACC. Holdings listed here include shares beneficially owned by Mr. Hensel under a family limited partnership entity, Leberknight, FLP which holds 3,840,000 common shares (30.18%).

(2) Dan Barnett and Michelle Taylor are officers and directors of MAC, the wholly owned subsidiary of MACC.


ACTIONS BY BOARD OF DIRECTORS AND CONSENTING SHAREHOLDERS

     The following corporate actions have been authorized by unanimous written consent of the Board of Directors of the Company, and subsequently approved by written consent of holders entitled to vote a majority of the Common Stock.

ACTION 1--AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE SHARES OF PREFERRED STOCK OF THE COMPANY

     The Board has received written consent from holders of a majority of the outstanding shares of the Company's Common Stock approving an amendment to the Company's Articles of Incorporation to authorize up to 4,000,000 shares of Preferred Stock of the Company to be issued in one or more series as may be established from time to time by resolution of the Board of Directors, each consisting of such number of shares and having such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. The entire text of the Amendment is included here as Exhibit A.

     EFFECT AND PURPOSE OF AUTHORIZING SHARES OF PREFERRED STOCK

     A. In General

     The authorization of a new class of preferred shares provides the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance of preferred stock for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

     B. Transaction Currently Being Negotiated

     On July 27, 2006, the Company and FAX, LP, a private venture capital firm based in Dallas, Texas, executed a memorandum with a term sheet related in part to issuance by the Company of shares of Series A Preferred Stock, having a total purchase price of $3,000,000, to FAX, LP, or one of its affiliates. The term sheet contemplates the issuance of up to $3,000,000 in Series A Preferred Stock, with $1,500,000 in Series A Preferred Stock to be issued initially at closing, and the remaining $1,500,000 to be issued in tranches of $500,000 at the Company's option, assuming that the Company is able to meet certain benchmarks to be agreed upon by the Company and the purchaser. The term sheet indicates that in connection with the issuance of Series A Preferred Stock, the Company will issue to the purchaser of Series A Preferred Stock warrants to purchase common stock representing up to 37.5% of the fully diluted common stock of the Company at a purchase price of $0.01 per share.

     The term sheet indicates that the Series A Preferred Stock:
     ---Will pay dividends at the rate of 10% per annum on a compounding quarterly basis (dividends may be deferred during the first 12 months);
     ---May be redeemed without penalty by the Company at any time prior to the seventh anniversary of the date of issuance, and must be redeemed by the Company on the seventh anniversary of the date of issuance, in either case, at the face amount plus accrued but unpaid dividends; and
     ---Will have priority over common stock in the event of a liquidation of the Company.

     The term sheet indicates that the purchaser shall be entitled to designate two of five seats or three of seven seats, as the case may be, of the board of directors of the Company. Further, the term sheet provides that Bill Payne and Rod Jones, principals of FAX, LP, will fill two board of directors seats representing the purchasers' interests and Dale Hensel and Dan Barnett, major shareholders and officers of the Company and MAC, will fill two board of directors seats representing their respective interests, all being pursuant to a voting agreement to be mutually agreed upon between the parties. The term sheet provides that the Company's Board of Directors must approve specified significant corporate actions and that the holders of preferred stock will have customary anti-dilution and registration rights.

     The issuance of Series A Preferred Stock as contemplated by the term sheet also is subject to :
     ---Negotiation and execution of a mutually acceptable definitive purchase agreement;
     ---The restructure of the Company's existing indebtedness so that all but $500,000 of such existing indebtedness has a maturity of two years or more;
     ---Purchaser's completion of due diligence to its satisfaction; and ---The Company's ability to meet benchmarks to be agreed upon by the purchaser and the Company before the balance of the $1.5 million, at the Company's option, may be issued and funded in increments of $500,000, as individually requested by the Company.

     The Company is in the process of negotiating definitive documentation related to the issuance of Series A Preferred Stock. However, no assurance can be provided that such negotiations will be successful or result in an investment in the Company. Filing of the Amendment with the Florida Secretary of State, as well as a Certificate of Designations, Rights, and Preferences setting forth the terms of any Series A Preferred Stock, would be a condition precedent to the issuance by the Company of Series A Preferred Stock.

     C. Potential Anti-Takeover Effects

     Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger, or otherwise. The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.

     While the increase in the number of preferred shares authorized may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the Amendment outweighs any disadvantages. To the extent that the increase in the number of preferred shares authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a manner that best serves the shareholders' interests.

     Having made the above disclosures, the Board has no knowledge of any current attempts to effect a takeover of the Company, and the Amendment is not being proposed in response to any anticipated future attempts, but rather for the reasons of financial flexibility described above.

ACTION 2--APPROVAL OF EQUITY INCENTIVE PLAN

     In order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, non-employee directors, and consultants of the Company and its Subsidiaries, and to promote the success of the Company's business, the Board has approved the Equity Incentive Plan (`the Plan") attached as Exhibit B.

     SUMMARY OF EQUITY INCENTIVE PLAN TERMS

     The Plan will be administered by the board of directors of the Company or committees thereof, and all terms and conditions of options or restricted stock granted under the Plan will be set forth in a written agreement approved by the board (the "Grant Agreement"). The Board is authorized to grant incentive stock options (as defined under Section 422 of the Internal Revenue Code of 1986, as amended) or nonstatutory stock options, as determined by the Board at the time of grant of the option. Restricted stock may also be granted under the Plan.

     If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination, or voluntary surrender of an option.

     Stock Subject to the Plan

     Subject to adjustment as provided in the Plan, the maximum aggregate number of shares that may be issued under the Plan is 4,250,000 shares of common stock, provided, however, that (i) the aggregate number of shares that may be issued as restricted stock may not exceed 1,062,500 and (ii) the aggregate number of shares that may be issued under incentive stock options may not exceed 2,000,000. Subject to adjustment as provided in the Plan, the aggregate number of shares that may be issued to any individual under the Plan, whether issued under options or restricted stock, shall not exceed 1,000,000.


     The vesting period for options granted under the Plan are set forth in the Grant Agreement entered into with the recipient ("the Optionee").

     Administration With Respect to Officers and Directors

     With respect to awards to employees who are also officers or directors of the Company, the Plan shall be administered by a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Securities Exchange Act Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. With respect to awards to non-employee directors, the Plan shall be administered by the Board in accordance with Rule 16b-3, provided that no non-employee director shall vote on any decision affecting his individual benefits under the Plan. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

     Option Exercise Price

     The per share exercise price for shares to be issued pursuant to exercise of an option shall be such price as is determined by the Board. Except as otherwise provided in the plan, each option shall be granted at an exercise price equal to no less than the fair market value of a share on the date of grant. In the case of an incentive stock option granted to an employee who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, each incentive stock option shall be granted at an exercise price equal to no less than 110% of the fair market value of a share on the date of grant.

     Exercise of Options

     Any option granted under the Plan shall be exercisable at such times and under such conditions as determined by the Board. An option may not be exercised for a fractional share.

     An option shall be deemed to be exercised when written notice of such exercise has been received by the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate (or book entry shares) evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the option. The Company shall issue (or cause to be issued) such stock certificate (or book entry shares) promptly upon exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificates (or book entry shares) are issued, except as provided in the Plan.

     Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for exercise under the option, by the number of shares with respect to which the option is exercised.

     Retirement, Termination, Disability, and Death

     Incentive stock options granted to an Optionee terminate three (3) months after retirement or termination of employment for reasons other than death or disability. In the case of nonstatutory stock options, an Optionee may exercise options that are vested at the time of termination to the extent and subject to the provisions of the Grant Agreement, but in no event later than one year after the date of termination or, if earlier, the expiration date of the option as set forth in the Grant Agreement. In the event of disability, incentive stock options may be exercised only within one year of the date of termination of employment, but in no event later than the expiration date of the option as set forth in the Grant Agreement, and only to the extent that the Optionee was entitled to exercise the option at the date of termination of employment. In the event of death, incentive stock options may be exercised by the estate of the Optionee, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, according to its terms, but in no event later than the expiration date of the option as set forth in the Grant Agreement, and only to the extent that the Optionee was entitled to exercise the option at the date of death.

     Restricted Stock

     Awards of restricted stock under the Plan may be made to employees, non-employee directors and consultants. Subject to the terms of the Plan, the Board shall determine the amount of restricted stock to be granted to a participant and the Board may impose different terms and conditions on any particular award made to any participant. Such awards shall be subject to the following terms and conditions, and Grant Agreements under which such awards are granted shall contain such additional terms and conditions, which are not inconsistent with the express terms of the Plan, as the Board shall deem appropriate.

     An award of restricted stock is the transfer of shares to a participant subject to such terms and conditions and substantial risk of forfeiture as the Board deems appropriate, including, but not limited to, (i) forfeiture of such shares upon termination of the participant's continuous status as an employee (in the case of an employee), status as a non-employee director of the Company or consulting relationship (in the case of a consultant) during the restriction period described in the Plan and (ii) restrictions on the sale, assignment, transfer or other disposition of the shares as set forth in the Plan. Each participant receiving a restricted stock grant shall be issued a stock certificate (or book entry shares) in respect of the shares subject to the grant. The certificate (or book entry shares) shall be registered in the name of the participant, shall be accompanied by a stock power duly executed by the participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the restricted stock. The certificate (or book entry shares) evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

     Each award of restricted stock shall provide that in order for a participant's interest in the award to vest, the participant must continuously provide services for the Company or any parent or subsidiary, as an employee, consultant or non-employee director, subject to relief for specified reasons established by the Board in the terms of the grant, such as disability or change of control, for a period commencing on the date of the grant and ending on such later date or dates as the Board may designate at the time of the grant. During the restriction period, a participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of shares received under a restricted stock grant. The Board, in its sole discretion, may provide for the lapse of restrictions in installments during the restriction period. Upon expiration of the restriction period (or lapse of restrictions during the restriction period where the restrictions lapse in installments), the participant shall be entitled to receive unrestricted shares for all or the applicable portion of the restricted stock award, as the case may be.

     Except as otherwise provided in the Plan, a participant shall have, with respect to the shares received under a restricted stock grant, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Stock dividends and other property issued with respect to the shares covered by a restricted stock grant shall be treated as additional shares under the restricted stock award and shall be subject to the same restrictions and other terms and conditions that apply to shares under such award with respect to which the dividends are paid.

     The Board may determine the purchase price, if any, to be paid by a participant for restricted stock. In the event that an award of restricted stock is forfeited, the Company shall return to the participant the purchase price, if any, paid for such award without interest.

     Consequences of Change in Control

     The Board may include in any Grant Agreement terms and conditions providing that, if the Company undergoes a change of control, such as a merger, reorganization, consolidation, or sale of substantially all of the Company's assets, all outstanding options, whether or not such options are vested at such time, shall become vested and exercisable, and that all restricted stock then outstanding, shall become vested, effective the day immediately prior to such change of control.

     FEDERAL INCOME TAX CONSEQUENCES

     The holder of an incentive stock option does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the option is sold or otherwise disposed of within 2 years from the option grant date or within 1 year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two 2 years from the grant date and 1 year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.
     An optionee does not realize taxable income upon the grant of an nonstatutory stock option if the exercise price is at least equal to the fair market value, as is provided in the Plan. The optionee will realize income at the time of exercise of the nonstatutory stock option in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to a deduction at the same time and in a corresponding amount.
     In general, if an optionee delivers previously-owned shares in payment of the exercise price of an option, no gain or loss will be recognized on the exchange of the previously-owned shares for an equivalent number of newly issued shares. However, if the previously-owned shares delivered in payment of the exercise price were acquired pursuant to the exercise of an incentive stock option and if the requisite option holding periods are not satisfied (see above), then the optionee will realize ordinary income on the delivery of the previously-owned shares as in the case of any other "early" disposition of option-acquired shares.
     Furthermore, as stated in the plan, to the extent that the aggregate fair market value of shares with respect to which options designated as incentive stock options are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such excess shall be treated as nonstatutory stock options. In the event that only a portion of the options granted at the same time can be applied to the $100,000 limit, the Company shall issue separate share certificates for such number of shares as does not exceed the $100,000 limit and shall designate such shares as incentive stock option shares in its share transfer records.
     With respect to restricted stock, under normal federal income tax rules (assuming no election under Section 83(b) has been made, as discussed below), an employee receiving restricted stock awards is not taxed at the time of the grant Instead, the employee is taxed at vesting, when the restrictions lapse. The amount of income subject to tax is the difference between the fair market value of the grant at the time of vesting minus the amount paid for the grant, if any. For grants that pay in actual shares, the employee's holding period begins at the time of vesting, and the employee's tax basis is equal to the amount paid for the stock plus the amount included as ordinary compensation income. Upon a later sale of the shares, assuming the employee holds the shares as a capital asset, the employee would recognize capital gain income or loss; whether such capital gain would be short- or long-term depends on the time between the beginning of the holding period at vesting and the date of the subsequent sale.
     Section 83(b) of the Internal Revenue Code permits the taxpayer to change the tax treatment of their restricted stock awards. Employees choosing to make the Special Tax 83(b) election are electing to include the fair market value of the stock at the time of the grant minus the amount paid for the shares (if any) as part of their income (without regard to the restrictions). They will be subject to required tax withholding at the time the restricted stock award is received. In addition to the immediate income inclusion, a Special Tax 83(b) election will cause the stock's holding period to begin immediately after the award is granted.
     Also with a Special Tax 83(b) election, employees will not be subject to income tax when the shares vest (regardless of the fair market value at the time of vesting), and they will not be subject to further tax until the shares are sold. Subsequent gains or losses of the stock would be capital gains or losses (assuming the stock is held as a capital asset). However, if an employee were to leave the company prior to vesting, he would not be entitled to any refund of taxes previously paid or a tax loss with respect to the stock forfeited.

NO DISSENTER'S RIGHTS

     Under Florida Law, any dissenting shareholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide shareholders with any such right.


FINANCIAL  STATEMENTS,   SUPPLEMENTARY   FINANCIAL   INFORMATION,   MANAGEMENT'S
DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK


     As required by Item 13 of Schedule 14A, this Information Statement incorporates by reference the following documents previously filed with the SEC, copies of which are being mailed with this Information Statement as Exhibit C:


     --The Company's Form 10-KSB for the year ended December 31, 2005, which was filed with the SEC on April 18, 2006


     --The Company's Form 10-QSB for the quarter ended March 31, 2006, which was filed with the SEC on May 19, 2006


     --The Company's Form 10-QSB for the quarter ended June 30, 2006, which was filed with the SEC on August 14, 2006

FOR MORE INFORMATION

     Much of this information may be found on the SEC's EDGAR database at http://www.sec.gov. Copies of public material not on the Commission's website are available for a fee by sending an electronic mail message to the Internet group mailbox publicinfo@sec.gov, by fax at (202) 777-1027, or mail at 100 F Street N.E. Washington DC 20549.

CONCLUSION

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment and the Equity Incentive Plan. Your consent is not required with respect to either the Amendment or the Plan, and is not being solicited in connection with this action. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                          For the Board of Directors of
Date: October 16, 2006                    Mortgage Assistance Center Corporation


                                          /s/ Dale Hensel

                                          --------------------------------------
                                          By: Dale Hensel
                                          Title: President/Chairman
                                                 of the Board

                                    EXHIBIT A
                                    ---------

                     Amendment to Articles of Incorporation

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                     MORTGAGE ASSISTANCE CENTER CORPORATION


     Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act ("FBCA"), Mortgage Assistance Center Corporation (the "Company"), a for profit corporation organized and existing under and by virtue of the FBCA, adopts the following amendments to its Articles of Incorporation:

          Article IV, Capital Stock, is deleted in its entirety and replaced with:

               "The aggregate number of shares of Common Stock which this corporation will have authority to issue is Fifty Million (50,000,000), par value $0.001 per share.

               The  aggregate  number of shares of  Preferred  Stock  which this
               corporation   will  have  authority  to  issue  is  Four  Million
               (4,000,000), par value $0.001 per share.

               Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more
               series  of  Preferred   Stock,   and  to  fix  by  resolution  or
               resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

     These Articles of Amendment were adopted on September 28, 2006

     These Articles of Amendment shall be effective as of the date and time of acceptance for filing by the Florida Department of State.

     This amendment was approved by the written consent of the shareholders in accordance with Section 607.0704 of the FBCA. The number of votes cast was sufficient for approval.

     IN WITNESS WHEREOF, the Company's President, Dale Hensel, has signed this certificate this __ day of ____________, 2006.


                                                       By:
                                                          ----------------------
                                                          Dale Hensel, President

                                    EXHIBIT B
                                    ---------

                              Equity Incentive Plan

                     MORTGAGE ASSISTANCE CENTER CORPORATION
                           2006 EQUITY INCENTIVE PLAN


     1. Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of the Option. Restricted Stock may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees, acting pursuant to Section 4(a) of the Plan at the time in question.

     (b) "Award" means any Incentive Stock Option, Nonstatutory Stock Option or Restricted Stock granted under the Plan.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee or committees appointed by the Board in accordance with Section 4(a) of the Plan.

     (f) "Common Stock" means the common stock, $0.0005 par value per share, of the Company.

     (g) "Company" means Mortgage Assistance Center Corporation, a Florida corporation.

     (h) "Consultant" means a member of any advisory board of the Company or any Parent or Subsidiary and any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services; provided, however, that the term Consultant shall not include directors who are paid only a director's fee by the Company or any Parent or Subsidiary, unless such director is a member of any advisory board of the Company or any Parent or Subsidiary.

     (i) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship with the Company or any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator or pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or any Parent or Subsidiary.

     (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means, in relation to the Common Stock, the most recent closing sales price for such stock determined in good faith by the Administrator based upon reference to established markets or market systems on which the Common Stock is traded or quoted, or if the Common Stock is not traded on any market or quoted on any market system, then on such valuation method as is deemed appropriate by the Administrator.

     (m) "Grant Agreement" means a written agreement  evidencing the grant of an
Award  in  such  form,  and  containing  such  terms  and  conditions,   as  the
Administrator may approve from time to time.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (o) "Non-Employee Director" means a director of the Company who is not also an Employee.

     (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "Option" means a stock option granted pursuant to the Plan.

     (r) "Optioned Stock" means the Common Stock subject to an Option.

     (s) "Optionee" means an Employee, Non-Employee Director or Consultant who receives an Option.

     (t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (u) "Participant" means an Employee, Non-Employee Director or Consultant to whom an Award is granted under this Plan.

     (v) "Plan" means this Mortgage Assistance Center Corporation 2006 Equity Incentive Plan, as amended.

     (w) "Restriction Period" shall have the meaning ascribed to it in Section 10(b) of the Plan.

     (x)  "Restricted  Stock" means Shares granted to a Participant  pursuant to
Section 10 of the Plan, subject to such terms and conditions (including a substantial risk of forfeiture) as specified in the Grant Agreement.

     (y) "Share" means a share of Common Stock,  as adjusted in accordance  with
Section 14 of the Plan.

     (z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan.

     (a) Plan Limit. Subject to adjustment as provided in Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 4,250,000, provided, however, that (i) the aggregate number of Shares that may be issued as Restricted Stock may not exceed 1,062,500 and (ii) the aggregate number of Shares that may be issued under Incentive Stock Options may not exceed 2,000,000. In computing the foregoing limits:

          (i) To the extent any Options expire or become unexercisable for any reason without having been exercised in full, the Common Stock subject to such Options shall again be available for issuance under the Plan; and

          (ii) To the extent any shares granted as Restricted Stock granted under the Plan are forfeited, such Shares shall again be available for issuance under the Plan.

     (b) Individual Limit. Subject to adjustment as provided in Section 14 of the Plan, the aggregate number of Shares that may be issued to any individual under the Plan, whether issued under Options or Restricted Stock, shall not exceed 1,000,000.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Administration with Respect to Officers and Directors. With respect to Awards to Employees who are also officers or directors of the Company, the Plan shall be administered by a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. With respect to Awards to Non-Employee Directors, the Plan shall be administered by the Board in accordance with Rule 16b-3, provided that no Non-Employee Director shall vote on any decision affecting his individual benefits under the Plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

          (ii) Administration with Respect to Consultants and Other Employees. With respect to Awards to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by

     (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, and of Florida corporate law, the Code and federal securities laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to the Committee, the Administrator shall have the authority, in its sole discretion:

          (i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(l) of the Plan;

          (ii) to select the Employees, Non-Employee Directors and Consultants to whom Awards may from time to time be granted under the Plan;

          (iii) to determine whether and to what extent Incentive Stock Options, Nonstatutory Stock Options or Restricted Stock, or any combination thereof, are granted under the Plan;

          (iv) to determine the number of Shares to be covered by each Award granted under the Plan;

          (v) to approve forms of Grant Agreements for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan (including, but not limited to, the exercise price and method, form of settlement, vesting period and acceleration of vesting and forfeiture restrictions and waiver of forfeiture restrictions, based in each case on such factors as the Administrator shall in its sole discretion determine), which terms and conditions shall be set forth in a Grant Agreement approved by the Administrator; and

          (vii) with respect to any Employee or Consultant who is resident outside the United States, to amend or vary the terms of the Plan in order to conform such terms with the requirements of local law, to take advantage of preferential provisions under local law, or to meet the objectives of the Plan, establish administrative rules and procedures to facilitate the operation of the Plan in any non-U.S. jurisdiction and establish one or more sub-plans for these purposes.

     5. Eligibility.

     (a) Nonstatutory Stock Options and Restricted Stock may be granted to Employees, Consultants or Non-Employee Directors. Incentive Stock Options may be granted only to Employees. An Employee, Consultant or Non-Employee Director who has been granted Awards under the Plan may, if such individual is otherwise eligible, be granted additional Awards under the Plan.

     (b) Each Option shall be designated in the Grant Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such excess shall be treated as Nonstatutory Stock Options. In the event that only a portion of the Options granted at the same time can be applied to the $100,000 limit, the Company shall issue separate share certificates for such number of Shares as does not exceed the $100,000 limit and shall designate such Shares as Incentive Stock Option Shares in its Share transfer records.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they are granted, and the Fair Market Value of Shares shall be determined as of the time the Options with respect to such Shares are granted.

     6. Term of Plan. Subject to any applicable law, the Plan shall continue in effect until terminated pursuant to Section 17, provided, however, that no Incentive Stock Options or other Awards shall be granted under the Plan following the expiration of 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

     7. Term of Options. The term of each Option shall be the term stated in the Grant Agreement, provided, however, that no Option granted under the Plan shall be exercisable after the expiration of 10 years from the date such Option is granted or such shorter period as may be provided in the Grant Agreement. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Option is granted or such shorter period as may be provided in the Grant Agreement.

     8. Option Exercise Price and Consideration.

     (a) The per share exercise price for Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

          (i) Except as provided in Section 8(a)(ii) below, each Option shall be granted at an exercise price equal to no less than the Fair Market Value of a share on the date of grant.

          (ii) In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, each Incentive Stock Option shall be granted at an exercise price equal to no less than 110% of the Fair Market Value of a Share on the date of grant..

     (b) The consideration to be paid for Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant (taking into consideration whether the type of consideration authorized may reasonably be expected to benefit the Company) and may consist of any consideration and method of payment for the issuance of Shares permitted by applicable law, including any combination of:

          (i) cash;

          (ii) check or negotiable instrument;

          (iii) promissory note, except as prohibited by the Sarbanes-Oxley Act of 2002;

          (iv) other Shares that have a Fair Market Value on the date of payment equal to the aggregate exercise price of the Optioned Stock with respect to which the Option is being exercised, provided, however, that if such Shares
     (A) were acquired upon exercise of a compensatory stock option, the Optionee has held such Shares for more than six months on the date of surrender, or (B) were not acquired upon exercise of a compensatory stock option, such Shares were not acquired directly or indirectly from the Company;

          (v) authorization for the Company to retain, from the total number of Shares with respect to which the Option is being exercised, Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares with respect to which the Option is being exercised; or

          (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

     9. Exercise of Options.

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted under the Plan shall be exercisable at such times and under such conditions as determined by the Administrator.

     An Option may not be exercised for a fractional share.

     An Option shall be deemed to be exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the

Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate (or book entry shares) evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate (or book entry shares) promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificates (or book entry shares) are issued, except as provided in Section 14 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for exercise under the Option, by the number of Shares with respect to which the Option is exercised.

     (b) Termination of Consultancy or Employment. In the event of termination of an Optionee's consulting relationship (in the case of a Consultant), Continuous Status as an Employee (in the case of an Employee) or status as a Non-Employee Director of the Company, subject to Section 11 of the Plan:

          (i) in the case of Incentive Stock Options, an Optionee may exercise Options that are vested at the date of termination to the extent and subject to the provisions of the Grant Agreement, but in no event later than three months after the date of termination or, if earlier, the expiration date of the Option as set forth in the Grant Agreement; and

          (ii) in the case of Nonstatutory Stock Options, an Optionee may exercise Options that are vested at the time of termination to the extent and subject to the provisions of the Grant Agreement, but in no event later than one year after the date of termination or, if earlier, the expiration date of the Option as set forth in the Grant Agreement.

          To the extent that an Optionee is not entitled to exercise an Option at the date of termination or does not exercise such Option to the extent so entitled within the time specified in this Section 9(b), the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b), above, in the case of an Incentive Stock Option, in the event of termination of an Optionee's Continuous Status as an Employee as a result of the Optionee's permanent and total disability, as defined in Section 22(e)(3) of the Code, such Option may be exercised only within one year of the date of termination of employment, but in no event later than the expiration date of the Option as set forth in the Grant Agreement, and only to the extent that the Optionee was entitled to exercise the Option at the date of termination of employment. To the extent that an Optionee is not entitled to exercise an Incentive Stock Option at the date of termination of employment or does not exercise such Option to the extent so entitled within the time specified in this Section 9(c), the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee, an Option may be exercised by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, according to its terms, but in no event later than the expiration date of the Option as set forth in the Grant Agreement, and only to the extent that the Optionee was entitled to exercise the Option at the date of death. To the extent that an Optionee is not entitled to exercise an Option at the date of the Optionee's death, such unvested portion of the Option shall terminate.

     (e) Rule 16b-3. Options granted to Participants subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the broadest exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10. Restricted Stock. Awards of Restricted Stock under the Plan may be made to Employees, Non-Employee Directors and Consultants. Subject to the terms of the Plan, the Administrator shall determine the amount of Restricted Stock to be granted to a Participant and the Administrator may impose different terms and conditions on any particular Award made to any Participant. Such Awards shall be subject to the following terms and conditions, and Grant Agreements under which such Awards are granted shall contain such additional terms and conditions, which are not inconsistent with the express terms of the Plan, as the Administrator shall deem appropriate.

     (a) Restricted Stock Grants. An Award of Restricted Stock is the transfer of Shares to a Participant subject to such terms and conditions and substantial risk of forfeiture as the Administrator deems appropriate, including, but not limited to, (i) forfeiture of such Shares upon termination of the Participant's Continuous Status as an Employee (in the case of an Employee), status as a Non-Employee Director of the Company or consulting relationship (in the case of a Consultant) during the Restriction Period described in Section 10(b), below and (ii) restrictions on the sale, assignment, transfer or other disposition of the Shares as set forth in Section 10(b), below. Each Participant receiving a Restricted Stock grant shall be issued a stock certificate (or book entry shares) in respect of the Shares subject to the grant. The certificate (or book entry shares) shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Restricted Stock. The certificate (or book entry shares) evidencing the Shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

     (b) Restriction Period. Each Award of Restricted Stock shall provide that in order for a Participant's interest in the Award to vest, the Participant must continuously provide services for the Company or any Parent or Subsidiary, as an Employee, Consultant or Non-Employee Director, subject to relief for specified reasons established by the Administrator in the terms of the grant, such as disability or change of control, for a period commencing on the date of the grant and ending on such later date or dates as the Administrator may designate at the time of the grant. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of Shares received under a Restricted Stock grant. The Administrator, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive unrestricted Shares for all or the applicable portion of the Restricted Stock Award, as the case may be.

     (c) Rights as a Stockholder. Except as provided in this Section 10, a Participant shall have, with respect to the Shares received under a Restricted Stock grant, all of the rights of a stockholder of the Company, including the right to vote the Shares and the right to receive any cash dividends. Stock dividends and other property issued with respect to the Shares covered by a Restricted Stock grant shall be treated as additional Shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to Shares under such Award with respect to which the dividends are paid.

     (d) Payment for Restricted Stock. The Administrator may determine the purchase price, if any, to be paid by a Participant for Restricted Stock. In the event that an Award of Restricted Stock is forfeited, the Company shall return to the Participant the purchase price, if any, paid for such Award without interest.

     11. Termination for Cause. If a Participant's employment with the Company or any Subsidiary shall be terminated for Cause, such Participant's right to any further payments, vesting or exercisability with respect to any Award shall terminate in its entirety. "Cause" means termination of Participant's employment for "cause" as defined in any employment or severance agreement the Participant may have with the Company or a Subsidiary or, if no such agreement exists, unless otherwise provided in a particular Grant Agreement, "cause" means (a) conviction or pleading guilty or no contest to any crime (whether or not involving the Company or any of its Subsidiaries) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or any of its Subsidiaries to public ridicule or embarrassment; (d) material violation of the Company's or any of its Subsidiaries' policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the Participant's duties for the Company or any of its Subsidiaries or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination will be final, binding and conclusive.

     12. Non-transferability of Awards. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and Options may be exercised, during the lifetime of the Optionee, only by the Optionee.

     13. Stock Withholding to Satisfy Withholding Tax Obligations.

     (a) Cash Remittance. Whenever a taxable event occurs that imposes a tax withholding obligation on the Company or a Subsidiary as a result of Options being exercised or Restricted Stock becoming vested or settled, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax and social insurance contribution requirements (including withholding requirements of non-U.S. taxing jurisdictions), if any, attributable to such taxable event. In addition, the Company shall have the right to withhold from any cash payments required to be made under the Plan an amount sufficient to satisfy the federal, state and local withholding tax and social insurance contribution requirements (including withholding requirements of non-U.S. taxing jurisdictions), if any, attributable to such payments.

     (b) Share Remittance. At the election of a Participant, and subject to the approval of the Administrator, the Participant may, in lieu of remitting cash as provided in Section 13(a), tender to the Company a number of Shares, the Fair Market Value of which at the tender date is (i) sufficient to satisfy the federal, state and local withholding tax and social insurance contribution requirements (including withholding requirements of non-U.S. taxing jurisdictions), if any, attributable to such taxable event and (ii) not greater than the withholding tax and social insurance contribution obligations attributable to such taxable event. If the Participant is subject to Rule 16b-3 under the Exchange Act, the election must comply with such Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the broadest exemption from Section 16(b) of the Exchange Act with respect to Plan transactions.

     (c) Share Withholding. Whenever a taxable event occurs that imposes a tax withholding obligation on the Company as a result of Options being exercised or Restricted Stock becoming vested, the Administrator, in its sole discretion, shall have the right to withhold a number of Shares, the Fair Market Value of which at the relevant date is (i) sufficient to satisfy the federal, state and local withholding tax and social insurance contribution requirements (including withholding requirements of non-U.S. taxing jurisdictions), if any, attributable to such taxable event and (ii) not greater than the withholding tax and social insurance contribution obligations attributable to such taxable event.

     14. Adjustments upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock that have been authorized for issuance under the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, and the limit on the number of shares that may be issued to an individual (as provided in Section 3(b) of the Plan) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Administrator shall be authorized (x) to assume under the Plan previously issued Awards, or to substitute new Awards for previously issued compensatory Awards as part of such adjustment; (y) to cancel Awards that are Stock Options and give the
Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards on the date of such event, which in the case of Stock Options shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Awards.

     15. Vesting of Awards in Certain Events. The Administrator may, in its discretion, include in any Grant Agreement terms and conditions providing that, if the Company undergoes a change of control, as defined in the next sentence, then all outstanding Options, whether or not such Options are vested at such time, shall become vested and exercisable, and that all Restricted Stock then outstanding, shall become vested, effective the day immediately prior to such change of control. For purposes of the preceding sentence, a change of control shall occur if the Company is merged, consolidated or reorganized into or with another person, entity or group of entities under common control or if a majority of the outstanding capital stock or all or substantially all of the assets of the Company are sold to any other person, entity or group of entities under common control and as a result of such merger, consolidation, reorganization or sale of capital stock or assets, more than 51 percent of the combined voting power of the then outstanding voting securities of the surviving person or entity immediately after such transaction are held in the aggregate by a person, entity or group of entities under common control who beneficially owned less than 51 percent of the combined voting power of the Company prior to such transaction. Notwithstanding the foregoing, any transaction that is effected by the Company for the purposes of internal corporate restructuring of the Company and its affiliated companies, which results in any or all of the combined voting power of the voting securities of the Company being held by an entity affiliated with the Company immediately prior to such transaction, shall not constitute or result in a "Change of Control" for purposes of this Section 15.

     16. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator completes all actions required to effectuate the Award under applicable laws. Notice of the determination shall be given to each Employee, Consultant or Non-Employee Director to whom an Option is so granted within a reasonable time after the date of such grant.

     17. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the material rights of any Participant under any Award theretofore made, without the Participant's consent.

In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, Section 162(m) or 422 of the Code or any other applicable law or regulation, including the listing requirements of any other exchanges or markets on which the Shares are traded, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Restricted Stock already granted under the Plan, and such grants shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

     18. Conditions upon Issuance of Shares. Shares shall not be issued under the Plan unless the issuance of and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, but not limited to, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the issuance of any Shares under the Plan, the Company may require the person acquiring such Shares to represent and warrant at the time of any such issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     19. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20. Grant Agreements. Grants of Options and Restricted Stock shall be evidenced by written Grant Agreements in such form, and containing such terms and conditions, as the Administrator shall approve from time to time. The Administrator in its sole discretion may utilize different forms, with varying terms and conditions, for grants or awards.

     21. Employment Rights; Existing Plans; Company Policy.

     (a) The Plan shall not confer upon any Employee, Consultant or Non-Employee Director any right with respect to continuation of any employment, consulting or other relationship with the Company or any Parent or Subsidiary. Nor shall the Plan limit in any way the right of the Company or any Parent or Subsidiary to terminate any employment, consulting or other relationship of any Employee, Consultant or Non-Employee Director with the Company or any Parent or Subsidiary.

     (b) The adoption of this Plan shall not affect the existence of other compensatory equity programs of the Company, and any such existing plans will remain in full force and effect according to their terms.

     (c) The Company reserves the right to adopt and enforce policies relating to transactions in its securities by Employees, Consultants and Non-Employee Directors. All grants made under this Plan, and all transactions in Shares relating to such grants, will be subject to any applicable policy of the Company relating to transactions in its securities, whether such policy is adopted or amended before or after the grant.

     22. Code Section 409A. The Plan is intended to comply with the requirements of Section 409A of the Code. Any terms of the Plan or any Grantee Agreement that conflict with such guidance shall be null and void. To the extent necessary or advisable, the Administrator may amend the Plan or any Award to delete any conflicting provisions and to add such other provisions as are required to fully comply with the applicable provisions of Section 409A and any other legislative or regulatory requirements applicable to the Plan.

     23. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Florida.

                                    EXHIBIT C
                                    ---------

                  Form 10-KSB for year ended December 31, 2005

                  Form 10-QSB for quarter ended March 31, 2006

                   Form 10-QSB for quarter ended June 30, 2006

























                                      C-1